Quarterly Financial Information	12 Months Ended
Aug. 29, 2013
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information
Quarterly Financial Information (Unaudited)
(in millions except per share amounts)

2013	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net sales	$2,843	$2,318	$2,078	$1,834
Gross margin	708	556	366	217
Operating income (loss)	207	149	(23)	(97)
Net income (loss)	1,710	43	(284)	(275)
Net income (loss) attributable to Micron	1,708	43	(286)	(275)

Earnings (loss) per share:
Basic	$1.65	$0.04	$(0.28)	$(0.27)
Diluted	1.51	0.04	(0.28)	(0.27)

The results of operations for the fourth quarter of 2013 include a gain of $1,484 million for the acquisition of Elpida. The fourth quarter of 2013 includes Elpida's results of operation from the July 31, 2013 acquisition date. (See "Acquisition of Elpida" note.)

The results of operations for the fourth quarter of 2013 include a gain of $48 million from the issuance of shares by Inotera, which reduced our ownership interest from 39.7% to 35.5%. (See "Equity Method Investment - Inotera" note.)

The results of operations for the fourth, third, second and first quarters of 2013 include losses of $3 million, $47 million, $120 million and $58 million, respectively, for the Elpida Acquisition Hedges. (See "Derivatives - Elpida Acquisition Hedges" note.)

In 2013 we took action to dispose of 200mm wafer manufacturing facilities and optimize operations including our workforce. The results of operations for the fourth, third and second quarters of 2013 include charges of $32 million, $55 million and $60 million, respectively, for the restructure and asset impairments. The results of operations for the first quarter of 2013 included a credit of $21 million for restructure activities. (See "Restructure and Asset Impairments" note.)

The results of operations in the second quarter of 2013 included a loss of $31 million loss on extinguishment of debt. (See "Debt - Debt Restructure" note.)

2012	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net sales	$1,963	$2,172	$2,009	$2,090
Gross margin	219	234	210	305
Operating loss	(149)	(188)	(204)	(71)
Net loss	(242)	(320)	(282)	(187)
Net loss attributable to Micron	(243)	(320)	(282)	(187)

Loss per share:
Basic	$(0.24)	$(0.32)	$(0.29)	$(0.19)
Diluted	(0.24)	(0.32)	(0.29)	(0.19)

As a result of the ongoing challenging global environment in the solar industry and unfavorable worldwide supply and demand conditions, on May 25, 2012, the Board of Directors of Transform approved a liquidation plan. As a result of the liquidation plan, we recognized a charge of $69 million in the third quarter of 2012. (See "Equity Method Investment - Other - Transform" note.)

On March 23, 2012, we entered into a settlement agreement with Oracle pursuant to which we agreed to make a payment of $58 million to Oracle for a settlement and full release of all claims and a dismissal with prejudice of their suit against us. The settlement amount was accrued and charged to operations in the second quarter of 2012.

Income taxes for the third quarter of 2012 included a tax benefits of $42 million related to the favorable resolution of a certain prior year tax matter, which was previously reserved as an uncertain tax position.